UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 30, 2011

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arthur Cox Building

Earlsfort Terrace

Dublin 2

Ireland

(Address of principal executive offices, including zip code)

(353)(1) 618-0517

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 30, 2011, Seagate Technology plc (“Seagate”) received notification from the European Commission (the “EC”) that the EC has decided to seek more information regarding Seagate’s pending acquisition of certain assets of Samsung Electronics Co., Ltd. pursuant to that certain Asset Purchase Agreement entered into by and among the parties on April 19, 2011, by conducting a Phase Two investigation.  Seagate is in the process of gathering information to respond to this investigation and is working cooperatively with the EC as it reviews the proposed transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ PATRICK J. O’MALLEY
	Name:	Patrick J. O’Malley
	Title:	Executive Vice President and Chief Financial Officer

Date: June 1, 2011